UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, DC 20037
(Address of principal executive offices)  (Zip code)

Kenneth G. Lore, Esq.
Bingham McCutchen LLP
2020 K Street, N.W., Washington, DC 20006
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2011 through June 30, 2011

Item 1.  Report to Stockholders.

The following is a copy of the 2011 Semi-Annual Report of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”).

AFL-CIO HOUSING INVESTMENT TRUST

10,000 union jobs created

Semi-Annual Report | JUNE 30, 2011

PAUL
PECK & HILLER

The AFL-CIO Housing Investment Trust is proud to report that with our investors' support, and the active assistance of our local development partners, we created 11,188 union construction jobs, exceeding our Construction Jobs Initiative goal of 10,000 jobs in less than two years. We have raised our goal to 15,000 jobs and are pursuing investments that will generate competitive returns, finance affordable housing, and put more union members back to work now.

Steve Coyle, *Chief Executive Officer*

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Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Mid-Year Discussion of Fund Performance

PERFORMANCE OVERVIEW

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross and net basis for the first six months of 2011. The HIT’s year-to-date gross and net returns at June 30, 2011, exceeded the Barclays Aggregate by 40 and 17 basis points, respectively. For the six-month period ended June 30, the HIT’s returns were 3.12% on a gross basis and 2.89% on a net basis, compared to 2.72% for the benchmark.

Investors benefited from the HIT’s specialization in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and its focus on multifamily construction-related securities. Approximately 94% of the HIT portfolio at June 30 was AAA-rated or carried a U.S. government or government-sponsored enterprise guarantee, compared to approximately 76% in the benchmark. This specialization has enabled the HIT to generate higher income than the Barclays Aggregate without taking additional credit risk – while also creating union construction jobs and supporting economic recovery. Further, the HIT provides its investors diversification from many other fixed-income investments and equities since it does not invest in corporate bonds, but instead substitutes multifamily MBS for corporate bonds and some U.S. Treasury and agency debt in the benchmark.

SURPASSING 10,000 UNION JOBS

By making $269 million of new commitments for five construction projects in the first half of the year, the HIT surpassed its goal of creating 10,000 union construction jobs – a goal set less than two years earlier in conjunction with the employment priorities of the AFL-CIO and the Building and Construction Trades Department, AFL-CIO. By mid-year, the Construction Jobs Initiative has generated 11,188 union jobs on 34 projects in 18 cities. The HIT has committed $963 million in financing for these projects, creating nearly $2 billion of development activity to build or preserve 12,752 housing and healthcare units.

These investments are having a positive effect on the HIT’s portfolio returns. The benefit should continue as income is generated during the construction period and construction-related securities later convert to permanent financing. At a time when the construction industry has yet to show significant signs of recovery, these HIT investments are creating needed union construction work. They are also spurring secondary job creation and supporting economic development in communities around the U.S.

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MARKET ENVIRONMENT

The HIT maintained its competitive performance in a six-month period marked by continuing weakness in the U.S. economy and instability in global markets. This was a period of slow GDP growth in the U.S., persistently high unemployment, and continuing difficulties in the housing market. Added to this were the worsening European sovereign debt crisis and worries about inflation in China and other emerging economies. These concerns dampened investors’ appetite for risk-taking, increasing the demand for U.S. Treasury securities and bringing interest rates lower. Despite elevated commodity prices, the Federal Reserve has not viewed inflation as a threat because of the high unemployment rate and overall weak domestic demand.

The HIT’s performance benefited from its specialization in government/agency multifamily MBS, which generated additional income relative to Treasuries while reflecting similar credit quality. Treasury yields for maturities of two years and longer ended the six-month period 13 to 25 basis points lower than at the end of

2010, with significant volatility over the period as investors reacted to fluctuating economic indicators in the U.S. and political and economic instability abroad. The Barclays Aggregate’s returns benefited from corporate bonds’ excess returns of 72 basis points compared to Treasuries during the six-month period. These bonds, which the HIT does not hold, comprised nearly 20% of the benchmark at June 30.

“Your timing couldn’t possibly be better. The residential market had crashed. And your investment has been absolutely essential.”
    —Michael Theriault, Secretary-Treasurer
San Francisco Building and Construction Trades Council

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

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WELL-POSITIONED FOR THE FUTURE

The HIT is in a strong position to achieve competitive returns in the period ahead while also producing the important collateral benefits of affordable housing and union jobs. Direct sourcing of new investment opportunities under the Construction Jobs Initiative has not only added desirable income-producing construction-related securities to the HIT’s portfolio but has also produced a large pipeline of these investments for future funding. The HIT intends to use its expertise in Federal Housing Administration (FHA) programs to bring many of these projects to reality.

Direct sourcing enables the HIT to offer customized financing terms to enhance returns relative to securities purchased from the secondary market. Further, these construction-related securities presently have wider spreads relative to Treasuries than other instruments of similar credit quality. They generate additional income as construction draws are funded.

With its superior fundamentals, the HIT’s high credit quality portfolio is well structured to achieve higher income and higher credit quality with similar interest rate risk relative to the benchmark. At mid-year, the HIT had a yield advantage of 77 basis points relative to the benchmark. The HIT therefore remains an attractive investment choice for pension plans with union member beneficiaries.

“The job’s going great. I love my trade. I love coming to work.” —Alfredo Longsworth, UA Local 1, New York City City University of New York Graduate Center Housing Project

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Other Important Information
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.) Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly-owned subsidiary, the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, 2011, there were no proxy votes related to securities in the HIT portfolio. The HIT will report this information in its filing with the SEC on Form N-PX on August 31, 2011. After that date, this filing will be available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2011, and held for the entire period ended June 30, 2011.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2011” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the HIT charges no transactional costs, such as sales charges (loads) or redemption fees.

	Beginning	Ending	Expenses Paid
During Six-Month
	Account Value	Account Value	Period Ended
	January 1, 2011	June 30, 2011	June 30, 2011*
Actual expenses	$ 1,000.00	$ 1,028.90	$ 2.31
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.51	$ 2.31

*Expenses are equal to the HIT’s annualized expense ratio of 0.46%, as of June 30, 2011, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FINANCIAL STATEMENTS

JUNE 30, 2011

333 Harrison, *San Francisco, CA*

Riverside Plaza, *Minneapolis, MN*

Elizabeth Seton Pediatric Center, *Yonkers, NY*

"Thank you for believing in us here at Riverside Plaza. May God bless you for the investment."

—Longtime resident of Riverside Plaza, Minneapolis

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Statement of Assets and Liabilities
June 30, 2011 (Dollars in thousands; unaudited)

ASSETS
Investments, at value (cost $3,710,803)	$3,879,290
Cash and cash equivalents	150,121
Accrued interest receivable	15,829
Receivables for investments sold	250
Other assets	1,852
Total assets	4,047,342

LIABILITIES
Payables for investments purchased	62,330
Redemptions payable	3,105
Income distribution payable, net of dividends reinvested of $11,610	1,398
Refundable deposits	944
Accrued expenses	3,308
Total liabilities	71,085

NET ASSETS APPLICABLE TO PARTICIPANTS’ EQUITY
Certificates of participation — authorized unlimited;
Outstanding 3,477,252 units	$3,976,257

NET ASSET VALUE PER UNIT OF PARTICIPATION (IN DOLLARS)	$1,143.51

PARTICIPANTS’ EQUITY
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$3,798,893
Net unrealized appreciation of investments	168,487
Distribution in excess of net investment income	(2,873)
Accumulated net realized gains on investments	11,750
Total participants’ equity	$3,976,257

See accompanying Notes to Financial Statements.

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Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.3% of net assets)
	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$20	$20	$20
Multifamily1	5.25%	Mar-2024	4,210	4,209	4,399
	5.35%	Mar-2047	7,775	7,786	8,187
	5.55%	Aug-2042	8,577	8,574	9,102
	5.60%	Jun-2038	2,707	2,705	2,804
	5.62%	Jun-2014	326	325	338
	5.65%	Oct-2038	2,088	2,140	2,194
	5.87%	Jun-2044	1,893	1,892	2,022
	5.89%	Apr-2038	5,071	5,083	5,434
	6.02%	Jun-2035	5,932	5,919	6,373
	6.40%	Jul-2046	3,989	3,987	4,307
	6.60%	Jan-2050	3,487	3,530	3,781
	6.66%	May-2040	5,507	5,494	5,512
	6.70%	Dec-2042	5,801	5,786	6,075
	6.75%	Apr-2040 - Jul-2040	5,200	5,167	5,687
	6.88%	Apr-2031	26,387	26,066	26,388
	7.05%	Jul-2043	5,164	5,164	5,541
	7.13%	Mar-2040	7,578	7,533	8,338
	7.20%	Dec-2033 - Oct-2039	9,503	9,472	10,330
	7.50%	Sep-2032	1,514	1,507	1,695
	7.75%	Oct-2038	1,343	1,332	1,346
	7.93%	Apr-2042	2,813	2,813	3,184
	8.15%	Mar-2037	1,143	1,242	1,146
	8.27%	Jun-2042	2,468	2,468	2,587
	8.40%	Apr-2012	64	64	64
	8.75%	Aug-2036	3,556	3,540	3,565
			124,096	123,798	130,399
Forward Commitments1	5.80%	Mar-2052	-	(11)	66
Total FHA Permanent Securities			$124,116	$123,807	$130,485

FHA Construction Securities (0.3% of net assets)

	Interest Rates2			Commitment
	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily1	6.20%	6.20%	Aug-2051	$11,900	$11,900	$11,895	$12,799
Total FHA Construction Securities				$11,900	$11,900	$11,895	$12,799

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Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

Ginnie Mae Securities (23.2% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$-	$ 19,366	$19,699	$19,770
	4.50%	Aug-2040	-	14,438	14,877	15,267
	5.50%	Jan-2033 - Jun-2037	-	15,735	15,652	17,372
	6.00%	Jan-2032 - Aug-2037	-	8,757	8,759	9,770
	6.50%	Jul-2028	-	119	119	135
	7.00%	Nov-2016 - Jan-2030	-	3,358	3,388	3,814
	7.50%	Apr-2013 - Aug-2030	-	2,441	2,473	2,753
	8.00%	Jun-2023 - Nov-2030	-	1,315	1,344	1,515
	8.50%	Jun-2022 - Aug-2027	-	1,234	1,256	1,415
	9.00%	May-2016 - Jun-2025	-	377	383	432
	9.50%	Sep-2021 - Sep-2030	-	138	141	160
	10.00%	Jun-2019	-	1	1	1
	13.25%	Dec-2014	-	1	1	1
			-	67,280	68,093	72,405
Multifamily1	2.11%	Apr-2033	-	25,000	25,250	25,202
	2.34%	Aug-2034	-	24,842	25,072	25,247
	2.41%	May-2030	-	13,577	13,712	13,833
	3.12%	Apr-2038	-	4,867	5,048	5,037
	3.17%	Oct-2043	-	39,838	40,498	41,131
	3.30%	Jul-2046	-	9,490	9,585	9,343
	3.31%	Nov-2037	-	19,709	20,652	20,497
	3.49%	Mar-2042	-	10,000	10,051	9,884
	3.52%	Nov-2046	-	17,600	17,776	17,283
	3.61%	Nov-2027	-	4,134	4,209	4,202
	3.67%	Oct-2043	-	25,000	25,263	25,627
	3.90%	Dec-2039	-	3,600	3,642	3,660
	3.99%	Feb-2039	-	1,416	1,344	1,462
	4.15%	Apr-2046	-	8,483	8,652	8,869
	4.22%	Nov-2035	-	24,248	24,907	25,712
	4.26%	Jul-2029	-	2,049	2,043	2,113
	4.43%	Apr-2034	-	5,606	5,535	5,695
	4.43%	Jun-2034	-	82,518	80,993	87,574
	4.49%	Apr-2023	-	1,031	1,031	1,031
	4.59%	Sep-2034	-	9,000	9,289	9,632
	4.63%	Sep-20373	-	1,500	1,458	1,333
	4.66%	Apr-2029 - Aug-2032	-	22,610	23,089	23,457
	4.70%	Dec-2024	-	5,066	4,982	5,172
	4.71%	May-2025	-	4,312	4,305	4,332
	4.73%	Nov-2045	-	3,000	3,057	3,195
	4.76%	Apr-2045	-	7,950	8,294	8,433
	4.82%	Oct-2029	-	4,100	4,322	4,285
	4.83%	May-20463	-	5,355	5,355	4,791
	4.88%	Mar-2036	-	3,398	3,354	3,448
	4.90%	Mar-20443	-	1,000	990	909

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Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

Ginnie Mae Securities (23.2% of net assets), continued

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	4.92%	Feb-2034	$-	$1,122	$1,112	$1,129
	4.92%	May-2034	-	45,000	44,845	47,817
	4.94%	Jun-20463	-	3,835	3,839	3,733
	4.97%	Feb-2037	-	10,000	10,152	10,905
	4.99%	Mar-2030	-	9,750	10,550	10,586
	5.00%	Dec-2033	-	4,883	4,917	4,893
	5.01%	Mar-2038	-	25,000	26,093	26,942
	5.05%	Apr-20493	-	2,910	2,916	2,649
	5.15%	Jun-2023	-	29,166	29,420	29,879
	5.17%	Sep-2045	-	50,000	53,440	54,322
	5.19%	May-2045	-	8,865	8,651	9,716
	5.25%	Feb-2031	-	37,236	37,126	37,236
	5.30%	Apr-2039	-	16,582	16,336	17,536
	5.32%	Aug-2030	-	10,508	10,468	10,849
	5.34%	Jul-2040	-	18,000	17,686	19,299
	5.50%	Sep-2023 - Jul-2033	-	12,762	13,235	13,170
	5.55%	May-20493	-	10,555	10,559	9,470
	5.58%	May-2031	-	80,583	81,125	88,586
	5.58%	Oct-2031	-	14,000	13,744	15,384
	5.68%	Jul-2027	-	10,464	10,434	10,948
	6.22%	Aug-2035	-	13,883	13,885	15,467
	6.26%	Apr-2027	-	8,367	8,807	8,803
			-	813,770	823,098	851,708
Forward Commitments1	4.42%	Feb-2031	37,236	-	279	698
Total Ginnie Mae Securities			$37,236	$881,050	$891,470	$924,811

Ginnie Mae Construction Securities (6.8% of net assets)

	Interest Rates2			Commitment
	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily1	3.40%	3.40%	Apr-2017	$2,250	$2,250	$2,249	$2,308
	4.49%	8.25%	Jun-2052	44,954	23,526	23,089	26,352
	4.75%	4.75%	Mar-20523	32,463	15,802	15,820	17,471
	4.75%	6.50%	Oct-2051	63,132	59,711	59,717	64,245
	4.80%	4.80%	Feb-2052	11,940	8,249	8,627	9,035
	4.86%	4.86%	Jan-2053	42,358	5,980	6,303	7,799
	4.87%	4.87%	Apr-2042	100,000	52,488	53,368	58,848
	4.98%	4.98%	Feb-2052	4,700	100	245	408
	5.00%	5.00%	Nov-2051	13,543	8,796	9,067	9,818
	5.10%	7.00%	Dec-20503	15,862	4,226	4,064	5,198
	5.21%	4.95%	Mar-20533	49,950	23,808	23,833	26,657
	5.25%	5.25%	Apr-2037	19,750	19,750	19,742	20,325
	5.39%	5.39%	Feb-2052	26,094	14,838	15,366	17,045
	6.15%	6.15%	Nov-2039	5,508	5,150	5,163	5,741
				432,504	244,674	246,653	271,250

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Schedule of Portfolio Investments
June 30, 2011 (Dollars in thousands; unaudited)

Ginnie Mae Construction Securities (6.8% of net assets), continued

Interest Rates2			Commitment
Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Forward Commitments1	4.15%	4.15%	Dec-2053	$70,000	$-	$1,400	$(2,492)
	5.35%	6.75%	May-2051	635	-	6	47
				70,635	-	1,406	(2,445)
Total Ginnie Mae Construction Securities				$503,139	$244,674	$248,059	$268,805

Fannie Mae Securities (42.5% of net assets)

				Commitment		Amortized
	Interest Rate	Maturity Date		Amount	Face Amount	Cost	Value
Single Family	0.44%	4	Mar-2037	$-	$3,072	$3,027	$3,049
	0.59%	4	Apr-2037	-	5,225	5,197	5,175
	0.69%	4	Dec-2040	-	63,143	62,574	62,735
	2.05%	4	Nov-2033	-	6,009	6,014	6,262
	2.11%	4	Aug-2033	-	347	346	360
	2.31%	4	May-2033	-	1,441	1,449	1,500
	2.37%	4	Apr-2034	-	2,950	3,060	3,073
	2.39%	4	Nov-2034	-	3745	3,885	3,903
	2.41%	4	Sep-2035	-	1,509	1,503	1,575
	2.55%	4	Aug-2033	-	4,735	4,724	4,953
	2.59%	4	Aug-2033	-	2,107	2,104	2,206
	2.62%	4	Jul-2033	-	1,233	1,224	1,282
	2.64%	4	Jul-2033	-	4,924	4,950	5,156
	4.00%	Jul-2024 - Jan-2041		-	137,059	139,673	138,506
	4.50%	Jun-2018 - Sep-2040		-	113,757	116,527	119,255
	5.00%	Jul-2018 - Apr-2041		-	129,422	133,894	137,760
	5.50%	Jul-2017 - Jun-2038		-	93,760	94,627	101,795
	6.00%	Apr-2016 - Nov-2038		-	71,431	72,275	78,764
	6.50%	Nov-2016 - Jul-2036		-	8,420	8,680	9,439
	7.00%	Nov-2013 - May-2032		-	3,370	3,386	3,801
	7.50%	Nov-2016 - Sep-2031		-	1,306	1,287	1,471
	8.00%	Jun-2012 - May-2031		-	293	295	322
	8.50%	Jan-2012 - Apr-2031		-	370	371	407
	9.00%	Jan-2024 - May-2025		-	135	136	154
				-	659,763	671,208	692,903
Multifamily1	3.59%	4	Apr-2020	-	9,249	9,250	9,226
	3.82%		Jul-2016	-	21,403	21,465	22,687
	4.06%		Oct-2025	-	26,668	26,995	26,078
	4.06%	4	Jun-2020	-	3,831	3,840	3,820
	4.15%		Jun-2021	-	9,600	9,695	9,867
	4.22%		Jul-2018	-	3,351	3,242	3,573
	4.25%		May-2021	-	4,496	4,518	4,654
	4.27%		Nov-2019	-	6,371	6,414	6,709

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2 0 1 1 S E M I - A N N U A L R E P O R T
Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets), continued

		Commitment
Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
4.32%	Nov-2019	$-	$3,152	$3,189	$3,323
4.33%	Nov-2019 - Mar-2021	-	26,377	26,517	27,532
4.38%	Apr-2020	-	10,828	11,006	11,367
4.44%	May-2020	-	6,408	6,481	6,750
4.48%	Oct-2031	-	2,911	2,910	2,956
4.49%	Jun-2021	-	1,031	1,064	1,081
4.50%	Feb-2020	-	4,467	4,515	4,708
4.52%	Nov-2019 - May-2021	-	7,567	7,758	7,996
4.55%	Nov-2019	-	2,993	3,033	3,190
4.56%	Jul-2019 - May-2021	-	8,868	8,921	9,459
4.64%	Aug-2019	-	19,000	19,395	20,327
4.66%	Jul-2021 - Sep-2033	-	7,975	8,039	8,406
4.67%	Aug-2033	-	9,600	9,579	10,132
4.68%	Jul-2019	-	13,871	13,977	14,881
4.69%	Jan-2020	-	14,050	14,088	14,990
4.71%	Mar-2021	-	6,182	6,405	6,557
4.73%	Feb-2021	-	1,616	1,668	1,717
4.80%	Jun-2019	-	2,272	2,297	2,447
4.86%	May-2019	-	1,519	1,543	1,642
4.89%	Nov-2019 - May-2021	-	2,840	2,999	3,044
4.93%	Nov-2013	-	45,297	45,133	48,224
4.94%	Apr-2019	-	3,500	3,563	3,785
5.00%	Jun-2019	-	1,977	2,013	2,145
5.02%	Jun-2019	-	858	861	933
5.04%	Jun-2019	-	1,953	2,011	2,125
5.05%	Jun-2019 - Jul-2019	-	3,318	3,412	3,611
5.07%	Feb-2012	-	2,705	2,773	2,712
5.08%	Apr-2021	-	40,000	40,004	42,203
5.09%	Jun-2018	-	6,623	6,827	7,224
5.11%	Jul-2019	-	914	920	994
5.12%	Jul-2019	-	9,086	9,184	9,888
5.13%	Jul-2019	-	928	935	1,011
5.15%	Oct-2022	-	3,875	3,881	4,148
5.16%	Jan-2018	-	5,417	5,344	5,938
5.25%	Jan-2020	-	7,091	7,097	7,727
5.29%	May-2022	-	5,400	5,400	5,797
5.34%	Apr-2016	-	6,293	6,268	6,952
5.35%	Apr-2012 - Jun-2018	-	2,342	2,348	2,545
5.36%	Feb-2016	-	5,000	5,006	5,255
5.37%	Jun-2017	-	1,436	1,525	1,580
5.43%	Nov-2018	-	1,298	1,293	1,302
5.44%	Mar-2016	-	3,712	3,724	4,117
5.45%	May-2033	-	3,020	3,044	3,265
5.46%	Feb-2017	-	46,853	47,050	52,047
5.47%	Aug-2024	-	8,609	8,738	9,300
5.52%	Mar-2018	-	603	636	669

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A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets), continued
		Commitment
Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
5.53%	Apr-2017	$-	$64,401	$64,201	$71,559
5.59%	May-2017	-	7,114	7,102	7,924
5.60%	Feb-2018 - Jan-2024	-	11,895	11,865	12,853
5.63%	Dec-2019	-	10,795	10,862	11,925
5.69%	Jun-2041	-	5,013	5,195	5,456
5.70%	Jun-2016	-	1,403	1,415	1,565
5.75%	Jun-2041	-	2,428	2,529	2,640
5.80%	Jun-2018	-	70,680	70,312	78,776
5.86%	Dec-2016	-	262	263	291
5.91%	Mar-2037	-	2,077	2,134	2,255
5.92%	Dec-2016	-	249	250	276
5.93%	Apr-2012	-	1,231	1,278	1,249
5.96%	Jan-2029	-	440	445	484
6.03%	Jun-2017 - Jun-2036	-	5,572	5,679	6,187
6.06%	Jul-2034	-	9,991	10,320	10,970
6.11%	Aug-2017	-	6,815	6,836	7,684
6.13%	Dec-2016	-	3,502	3,535	3,949
6.14%	Sep-2033	-	305	325	338
6.15%	Jul-2019 - Oct-2032	-	41,251	41,307	46,123
6.16%	Aug-2013	-	2,105	2,137	2,112
6.19%	Jul-2013	-	5,000	5,119	5,159
6.22%	Aug-2032	-	1,780	1,825	1,976
6.23%	Sep-2034	-	1,457	1,528	1,604
6.27%	Jan-2012	-	1,991	1,960	1,997
6.28%	Nov-2028	-	3,114	3,310	3,453
6.35%	Jun-2020 - Aug-2032	-	13,541	13,729	14,771
6.38%	Jul-2021	-	5,651	5,754	6,277
6.39%	Apr-2019	-	966	995	1,088
6.44%	Apr-2014	-	38,120	38,120	43,110
6.44%	Dec-2018	-	5,793	5,898	6,424
6.52%	May-2029	-	5,517	6,004	6,155
6.63%	Jun-2014 - Apr-2019	-	3,757	3,757	4,174
6.80%	Jul-2016	-	567	567	636
6.85%	Aug-2014	-	42,723	42,723	47,893
6.88%	Feb-2028	-	4,533	4,938	4,841
7.00%	Jun-2018	-	2,983	2,983	3,295
7.01%	Apr-2031	-	3,287	3,303	3,715
7.07%	Feb-2031	-	16,550	16,781	18,720
7.18%	Aug-2016	-	359	359	405
7.20%	Aug-2029	-	8,257	8,050	9,153
7.25%	Jul-2012	-	6,870	6,870	6,968
7.26%	Dec-2018	-	9,911	10,437	11,270
7.50%	Dec-2014	-	955	949	1,054
7.75%	Dec-2012 - Dec-2024	-	2,043	2,042	2,293
8.13%	Sep-2012	-	538	538	546
8.38%	Jan-2022	-	795	792	799

                                                                                         (continued, next page)

2 0 1 1 S E M I - A N N U A L R E P O R T
Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.5% of net assets), continued
	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	8.40%	Jul-2023	$ -	$ 451	$442	$ 504
	8.50%	Nov-2019	-	3,264	3,365	3,882
	8.63%	Sep-2028	-	6,300	6,300	7,073
			-	901,206	907,221	978,467
Forward Commitments1	3.66%	Aug-2021	134,000	-	670	(1,082)
TBA5	4.00%	Jul-2041	-	20,000	20,167	20,006
			134,000	20,000	20,837	18,924
Total Fannie Mae Securities			$ 134,000	$ 1,580,969	$1,599,266	$ 1,690,294

Freddie Mac Securities (10.7% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	0.49% 4	Feb-2036	$-	$8,463	$8,463	$8,474
	0.54% 4	Apr-2036	-	5,621	5,614	5,593
	0.69% 4	Nov-2040	-	43,367	43,055	43,086
	2.14% 4	Apr-2035	-	98	98	101
	2.47% 4	Jun-2033	-	1,258	1,254	1,317
	2.49% 4	Oct-2033	-	2,850	2,817	2,984
	2.80% 4	Jul-2035	-	709	706	743
	4.00%	Dec-2024 - Jan-2041	-	79,511	80,750	80,477
	4.50%	Aug-2018 - Sep-2040	-	40,451	40,601	42,213
	5.00%	Jan-2019 - Mar-2041	-	58,260	58,224	62,054
	5.50%	Oct-2017 - Jul-2038	-	71,662	70,831	77,583
	6.00%	Mar-2014 - Feb-2038	-	39,845	40,508	43,992
	6.50%	Oct-2013 - Nov-2037	-	15,328	15,892	17,198
	7.00%	Dec-2011 - Mar-2030	-	341	324	372
	7.50%	Sep-2012 - Apr-2031	-	336	324	379
	8.00%	Jul-2012 - Feb-2030	-	120	117	132
	8.50%	Jun-2015 - Jan-2025	-	220	221	252
	9.00%	Mar-2025	-	109	109	126
				368,549	369,908	387,076
Multifamily1	5.38%	Dec-2028	-	20,000	20,004	20,754
	5.42%	Apr-2016	-	10,000	9,945	10,966
	5.65%	Apr-2016	-	7,449	7,419	8,071
				37,449	37,368	39,791
Forward Commitments1	2.95%	Aug-2017	2,585	-	(84)	(16)
Total Freddie Mac Securities			$2,585	$405,998	$ 407,192	$426,851

Commercial Mortgage-Backed Securities1 (0.6% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Deutsche Bank	5.00%	Nov-2046	$ 18,990	$19,555	$19,631
Mizuho	6.58%	Mar-2034	5,100	5,224	5,081
Total Commercial Mortgage-Backed Securities			$ 24,090	$24,779	$24,712

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Schedule of Portfolio Investments

June 30, 2011 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities (4.4% of net assets)
		Interest Rates2			Commitment	Face	Amortized
	Issuer	Permanent	Construction	Maturity Date	Amount	Amount	Cost	Value
Multifamily1	NYC Housing Development Corp	-	2.00%	Sep-2013	$-	$7,500	$7,500	$7,514
	NYC Housing Development Corp	-	3.45%	May-2013	-	9,500	9,516	9,504
	MA Housing Finance Agency	-	3.85%	Dec-2012 6	13,500	9,710	9,707	9,710
	MA Housing Finance Agency	-	4.15%	Dec-2013 6	26,700	3,530	3,527	3,524
	NYC Housing Development Corp	4.25%	-	Nov-2025	-	1,150	1,150	1,152
	NYC Housing Development Corp	4.40%	-	Nov-2024	-	4,120	4,120	4,112
	MA Housing Finance Agency	-	4.45%	Dec-2011 6	-	30,610	30,612	30,614
	NYC Housing Development Corp	4.50%	-	Nov-2030	-	1,680	1,682	1,667
	NYC Housing Development Corp	4.60%	-	Nov-2030	-	4,665	4,665	4,623
	NYC Housing Development Corp	4.70%	-	Nov-2035	-	1,685	1,685	1,619
	NYC Housing Development Corp	4.80%	-	Nov-2040	-	2,860	2,862	2,785
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041	-	8,800	8,800	8,677
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047	-	13,680	13,683	13,248
	NYC Housing Development Corp	5.55%	-	Nov-2039	-	5,000	4,979	5,055
	NYC Housing Development Corp	5.69%	-	Nov-2018	-	6,275	6,279	6,680
	MA Housing Finance Agency	5.70%	-	Jun-2040	-	14,540	14,543	14,276
	MA Housing Finance Agency	5.92%	-	Dec-2037	-	6,425	6,428	6,290
	NYC Housing Development Corp	6.42%	-	Nov-2039	-	22,000	22,000	22,002
	MA Housing Finance Agency	6.50%	-	Dec-2039	-	745	749	696
	MA Housing Finance Agency	6.58%	-	Dec-2039	-	11,385	11,386	11,274
	MA Housing Finance Agency	6.70%	-	Jun-2040	-	11,855	11,855	11,139
					40,200	177,715	177,728	176,161
Forward Commitments1	MA Housing Finance Agency	-	4.30%	Jun-2015	34,700	-	(88)	(123)
	MA Housing Finance Agency	-	4.37%	Jun-2014	23,500	-	(59)	(65)
					58,200	-	(147)	(188)
Total State Housing Finance Agency Securities					$98,400	$177,715	$ 177,581	$175,973

Other Multifamily Investments (0.4% of net assets)

Interest Rates2 Permanent Construction		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Multifamily Construction/Permanent Mortgages1
8.63%	-	Jun-2025	$1,469	$1,117	$1,113	$1,110
Privately Insured Construction/Permanent Mortgages1,7
5.40%	-	Mar-2047	9,000	8,696	8,704	7,375
5.73%	-	Aug-2047	5,575	5,421	5,422	4,643
6.20%	-	Dec-2047	3,325	3,252	3,269	2,851
6.40%	6.40%	Nov-2048	993	977	993	851
			18,893	18,346	18,388	15,720
Total Other Multifamily Investments			$20,362	$19,463	$19,501	$16,830

2 0 1 1 S E M I - A N N U A L R E P O R T
Schedule of Portfolio Investments
June 30, 2011 (Dollars in thousands; unaudited)

United States Treasury Securities (4.6% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
1.88%	Jun-2015	$25,000	$25,082	$25,589
2.00%	Jan-2016	20,000	19,852	20,391
2.63%	Nov-2020	15,000	14,597	14,447
3.13%	May-2021	50,000	50,490	49,863
3.50%	May-2020	25,000	25,970	26,103
3.63%	Feb-2021	45,000	46,261	46,927
Total United States Treasury Securities		$180,000	$182,252	$183,320

Total Fixed-Income Investments		$3,649,975	$3,685,802	$3,854,880

Equity Investment in Wholly-Owned Subsidiary (0.0% of net assets)

		Face Amount	Amount of Dividends
Issuer	Number of Shares	(Cost)	or Interest	Value
Building America CDE, Inc.8	1,000	$1	$-	$(590)
Total Equity Investment	1,000	$1	$-	$(590)

		Face Amount	Amortized Cost	Value
Total Fixed-Income and Equity Investments		$3,649,976	$3,685,803	$3,854,290

Short-Term Investment (0.6% of net assets)

Commercial Paper	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Societe Generale	0.03%	July 1, 2011	$25,000	$25,000	$25,000
Total Short-Term Investments			$25,000	$25,000	$25,000

			Face Amount	Amortized Cost	Value
Total Investments			$3,674,976	$3,710,803	$3,879,290

Footnotes

1	Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2	Construction interest rates are the rates charged to the borrower during the construction phase of the project.The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3	Tax-exempt bonds collateralized by Ginnie Mae securities.

4	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

5	Represents to be announced (TBA) securities: the particular securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

6
Security exempt from registration under the Securities Act of 1933. The construction notes were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to December 1, 2013. The notes are general obligations of MassHousing and are secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7
Loans insured by Ambac Assurance Corporation, which are additionally backed by repurchase option from the mortgagee for the benefit of the HIT. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8
In July 2010, the HIT acquired the shares of Building America CDE, Inc. (BACDE), a wholly-owned subsidiary of the HIT formed to help generate potential investments, principally through New Markets Tax Credit transactions. The fair value, determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, currently represents the net asset value of BACDE. These securities are considered illiquid.

See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Statement of Operations

For the Six Months Ended June 30, 2011 (Dollars in thousands; unaudited)

INVESTMENT INCOME	$85,148

EXPENSES
Non-officer salaries and fringe benefits	4,329
Officer salaries and fringe benefits	1,940
Legal fees	200
Consulting fees	293
Auditing, tax and accounting fees	195
Insurance	166
Marketing and sales promotion (12b-1)	237
Investment management	408
Trustee expenses	32
Rental expenses	466
General expenses	796
Total expenses	9,062

NET INVESTMENT INCOME	76,086
Net realized gain on investments	22,513
Net change in unrealized appreciation on investments	14,196
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	36,709
NET INCREASE IN NET ASSETS FROM OPERATIONS	$112,795

See accompanying Notes to Financial Statements.

2 0 1 1 S E M I - A N N U A L R E P O R T
Statements of Changes in Net Assets
(Dollars in thousands)

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
INCREASE IN NET ASSETS FROM OPERATIONS	(unaudited)
Net investment income	$76,086	$156,440
Net realized gain on investments	22,513	13,686
Net change in unrealized appreciation on investments	14,196	53,641
Net increase in net assets resulting from operations	112,795	223,767

DECREASE IN NET ASSETS FROM DISTRIBUTIONS
Distributions to participants or reinvested from:
Net investment income	(78,893)	(161,898)
Net decrease in net assets from distributions	(78,893)	(161,898)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS
Proceeds from the sale of units of participation	63,356	166,042
Dividend reinvestment of units of participation	70,307	144,935
Payments for redemption of units of participation	(81,147)	(106,444)
Net increase from unit transactions	52,516	204,533
Total increase in net assets	86,418	266,402

NET ASSETS
Beginning of period	$3,889,839	$3,623,437
End of period	$3,976,257	$3,889,839

Distribution in excess of net investment income	$(2,873)	$(2,893)

UNIT INFORMATION
Units sold	55,762	146,163
Distributions reinvested	61,731	126,833
Units redeemed	(70,978)	(92,808)
Increase in units outstanding	46,515	180,188

See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Notes to Financial Statements

(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company.The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

In July 2010, the HIT acquired the shares of Building America CDE, Inc. (BACDE), a wholly-owned subsidiary of the HIT formed to generate potential investments, principally through New Markets Tax Credit (NMTC) transactions. BACDE has been certified as a Community Development Entity by the Community Development Financial Institutions Fund and has received a $35 million allocation as part of the 2010 NMTC allocation round.

Participation in the HIT is limited to pension plans and eligible labor organizations, including health and welfare, annuity, general and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements.The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in NewYork City on the last business day of the month. A description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Portfolio securities for which market quotations are readily available (U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which considers market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the security being valued as adjusted for other market considerations, such as: significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. Commercial mortgage-backed securities and real estate mortgage investment conduits are valued by using a dealer quote. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

The shares of BACDE are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which currently represents the net asset value of BACDE.

Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates value. Cash and cash equivalents include overnight money market funds, which are also carried at cost.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

2 0 1 1 S E M I - A N N U A L R E P O R T
Notes to Financial Statements
(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2011:

Investment securities: ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$-	$130,399	$20	$130,419
FHA Construction Securities	-	12,799	-	12,799
Ginnie Mae Securities	-	924,113	-	924,113
Ginnie Mae Construction Securities	-	271,250	-	271,250
Fannie Mae Securities	-	1,691,376	-	1,691,376
Freddie Mac Securities	-	426,867	-	426,867
Commercial Mortgage-Backed Securities	-	24,712	-	24,712
State Housing Finance Agency Securities	-	176,161	-	176,161
Other Multifamily Investments	-	16,830	-	16,830
United States Treasury Securities	-	183,320	-	183,320
Equity Investments	-	-	(590)	(590)
Short-Term Investments	-	25,000	-	25,000
Other Financial Instruments*	-	(2,967)	-	(2,967)
Total	$-	$3,879,860	$(570)	$3,879,290
   *Other financial instruments include forward commitments.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the six months ended June 30, 2011:

	Investments in Securities ($ in thousands)
	FHA Permanent Securities	Equity Investment	Total
Beginning Balance, 12/31/2010	$20	$(351)	$(331)
Total Unrealized Gain (Loss)*	-	(239)	(239)
Ending Balance, 6/30/2011	$20	$(590)	$(570)
   *Net change in unrealized loss attributable to Level 3 securities held at June 30, 2011, totaled $239,000 and is included on the accompanying
     Statement of Operations.

Level 3 investments in securities are not considered a significant portion of the HIT’s portfolio. The HIT’s policy is to recognize transfers between levels at the end of the reporting period. For the six months ended June 30, 2011, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Notes to Financial Statements

(unaudited)

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 89% of distributable income for the six months ended June 30, 2011.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2011, the HIT is authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05% of its average monthly net assets on an annualized basis, whichever is greater. During the six months ended June 30, 2011, the HIT incurred approximately $237,000 of 12b-1 expenses.

Note 2. Investment Risk

Investment Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

2 0 1 1 S E M I - A N N U A L R E P O R T
Notes to Financial Statements

(unaudited)

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

Since inception of BACDE operations, the HIT had advanced approximately $560,800 to BACDE as of June 30, 2011.

Note 4. Commitments

Certain assets of the HIT are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of June 30, 2011, the HIT had outstanding unfunded purchase commitments of approximately $527.9 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2011, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.54 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2011, were $721.9 million and $347.5 million, respectively.

Note 6. Distributions

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2011.

At June 30, 2011, the cost of investments for federal income tax purposes approximated book cost at amortized cost of $3,710,803,000. Net unrealized gain aggregated $168,487,000 at period-end, of which $188,346,000 related to appreciated investments and $19,859,000 related to depreciated investments.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Notes to Financial Statements

(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan, which is a multiemployer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 26% of employees’ salaries for the six months ended June 30, 2011. The total HIT pension expense for the six months ended June 30, 2011, was approximately $911,000.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees.This plan permits employees to defer the lesser of 100% of their total compensation or the applicable IRS limit. During 2011, the HIT will match dollar for dollar the first $4,800 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2011, was approximately $183,900.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on March 30, 2012. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT had no outstanding balance under the facility for the six months ended June 30, 2011. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

				2 0 1 1 S E M I - A N N U A L R E P O R T
Financial Highlights

	Six Months**
	Ended June		Year Ended December 31
	30, 2011
PER SHARE DATA	(Unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$ 1,133.82	$1,114.72	$1,098.48	$1,097.01	$1,081.27	$1,086.97

Income from investment operations:
Net investment income	21.96*	47.27*	50.68*	53.64*	52.72	53.55
Net realized and unrealized gains (losses) on investments	10.50	20.75	17.15	1.91	17.54	(4.60)
Total income from investment operations	32.46	68.02	67.83	55.55	70.26	48.95
Less distributions from:
Net investment income	(22.77)	(48.92)	(51.59)	(54.08)	(54.52)	(54.65)
Net realized gains on investments	-	-	-	-	-	-
Total distributions	(22.77)	(48.92)	(51.59)	(54.08)	(54.52)	(54.65)

NET ASSET VALUE, END OF PERIOD	$ 1,143.51	$ 1,133.82	$1,114.72	$1,098.48	$1,097.01	$1,081.27

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets	0.46%	0.44%	0.43%	0.41%	0.41%	0.41%
Ratio of net investment income to average net assets	4.0%	4.1%	4.5%	5.0%	5.0%	5.0%
Portfolio turnover rate	40.6%	42.2%	28.5%	23.8%	42.1%	65.0%
NUMBER OF OUTSTANDING UNITS AT END OF PERIOD	3,477,252	3,430,737	3,250,549	3,156,720	3,388,107	3,334,684

NET ASSETS, END OF PERIOD (IN THOUSANDS)	$ 3,976,257	$ 3,889,839	$ 3,623,437	$3,467,603	$3,716,773	$ 3,605,679

TOTAL RETURN	2.89%	6.16%	6.28%	5.25%	6.70%	4.65%

*The average shares outstanding method has been applied for per share information.
** Percentage amounts for the period, except total return, have been annualized.
See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Leadership

Board of Trustees

John J. Sweeney, Chairman*	Stephen Frank	Richard Ravitch*
President Emeritus, AFL-CIO	Retired; formerlyVice President and Chief	Principal, Ravitch Rice & Co. LLC
Financial Officer,The Small Business Funding
Richard L. Trumka*	Corporation	Kenneth E. Rigmaiden
President, AFL-CIO		Executive General Vice President, International
	Frank Hurt	Union of Painters and Allied Trades of the
Liz Shuler	International President, Bakery, Confectionery	United States and Canada
Secretary-Treasurer, AFL-CIO	& Tobacco Workers and Grain Millers
	International Union	Marlyn J. Spear, CFA*
Arlene Holt Baker		Chief Investment Officer, Building Trades
Executive Vice President, AFL-CIO	George Latimer	United Pension Trust Fund (Milwaukee
	Adjunct Professor of Urban Land Studies and	and Vicinity)
Mark H. Ayers	Geography, Macalester College
President, Building and Construction Trades		Tony Stanley*
Department, AFL-CIO	Jack Quinn	Director, TransCon Builders, Inc.; formerly
	President, Erie Community College, State	ExecutiveVice President, TransCon Builders,
James Boland	University of NewYork; formerly Member of	Inc.
President, International Union of Bricklayers	Congress, 27th District, NewYork
and Allied Craftworkers

* Executive Committee member.

2 0 1 1 S E M I - A N N U A L R E P O R T
Leadership

Officers and Key Staff	Service Providers	AFL-CIO Housing Investment Trust

Stephen Coyle	Independent Registered Public	National Office
Chief Executive Officer	Accounting Firm	2401 Pennsylvania Avenue, N.W.
	Ernst &Young LLP	Suite 200
Theodore S. Chandler	McLean, Virginia	Washington, D.C. 20037
Chief Operating Officer		(202) 331-8055
Corporate Counsel
Erica Khatchadourian	Bingham McCutchen LLP	New York City Office
Chief Financial Officer	Washington, D.C.	1270 Avenue of the Americas
Suite 210
Chang Suh, CFA, CPA	Securities Counsel	New York, New York 10020
Executive Vice President and Chief Portfolio	Perkins Coie LLP	(212) 554-2750
Manager	Washington, D.C.
Boston Office
Saul A. Schapiro	Transfer Agent	Ten Post Office Square, Suite 800
General Counsel	BNY Mellon Investment	Boston, Massachusetts 02109
	Servicing (US) Inc.	(617) 850-9071
Debbie Cohen	Wilmington, Delaware
Chief Development Officer		Western Regional Office
	Custodian	101 California Street, Suite 2450
Liz Diamond	Bank of New York Mellon	San Francisco, California 94111
Director, Western Regional Office	New York, New York	(415) 433-3044

Christopher Kaiser		Gulf Coast Office
Chief Compliance Officer		935 Gravier Street, Suite 640
New Orleans, Louisiana 70112
Carol Nixon		(504) 599-8750
Director, NewYork City Office

Thomas O’Malley
Director, New England Regional Office

Harpreet Singh Peleg, CPA
Controller

Eric W. Price
Executive Vice President

Lesyllee White
Director of Marketing

Stephanie H. Wiggins
Executive Vice President and Chief Investment
Officer

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee.

Not applicable.

Item 6.  Schedule of Investments.

Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11.  Controls and Procedures.

(a)
The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the design and operation of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are generally effective to provide reasonable assurance that information required to be disclosed by the

Trust in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based on their evaluation of the effectiveness of the design and operation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)
There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)
A separate certification for the Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is filed herewith.

(3)	Not applicable.

(b)
A separate certification for the Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) of the registrant as required by Rule 30a-2(b) under the Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:  /s/ Stephen Coyle
       Name:  Stephen Coyle
       Title: Chief Executive Officer

Date: August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date:  August 26, 2011

/s/ Erica Khatchadourian
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date:  August 26, 2011